SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

 [X] Preliminary Proxy Statement           [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
 [ ] Definitive Proxy Statement                Rule 14a-6(e)(2))

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Rule 14a-12


                              SPARTAN STORES, INC.
                (Name of Registrant as Specified in its Charter)


                            LOEB PARTNERS CORPORATION
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              SPARTAN STORES, INC.
                         TO BE HELD ON [________], 2005

                            -------------------------

                               PROXY STATEMENT OF
                                THE LOEB ENTITIES

                            -------------------------

         This proxy statement and the enclosed GOLD proxy card are being furnished to you, the shareholders of SPARTAN STORES, INC. ("Spartan" or the "Company"), in connection with the solicitation of proxies by Loeb Partners Corporation, Loeb Arbitrage Fund, Loeb Offshore Fund Ltd., Loeb Marathon Fund LP and Loeb Marathon Offshore Fund Ltd. (together with their affiliates, including the general partner of both Loeb Arbitrage Fund and Loeb Marathon Fund LP, Loeb Arbitrage Management, Inc., the "Loeb Entities" or "Loeb") for use at the 2005 annual meeting of shareholders of Spartan, and at any adjournments, postponements or reschedulings thereof (the "2005 Annual Meeting").

         Loeb is proposing and soliciting proxies in support of a slate of two nominees, referred to as the Loeb nominees, to stand for election to the Board of Directors at the 2005 Annual Meeting. The Loeb nominees are Eugene I. Davis and Timothy J. Bernlohr, and they will be standing for election in opposition to the nominees of the Board of Directors. According to the Company's proxy statement filed on [_________], 2005, there are three positions on the Board of Directors that are open for election at the 2005 Annual Meeting and the directors elected to these positions will serve until the 2008 Annual Meeting and until their respective successors are duly elected.

         LOEB PARTNERS URGES YOU TO VOTE "FOR" THE LOEB NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

         As discussed in more detail under the heading "Election of Directors" in this proxy statement, shareholders who vote on the GOLD proxy card furnished by Loeb will be able to vote for the election of the two Loeb Nominees. The Loeb Nominees, if elected, will constitute a minority of the members of the Board of Directors and accordingly, if the full Board of Directors is present at a meeting, the Loeb Nominees, by themselves, will not be able to cause any action to be taken or not to be taken by the Board of Directors.

         The 2005 Annual Meeting is scheduled to be held on [________], [________], 2005 at [_____] a.m. ([_______] time) at [_______________]. Spartan has set [______], 2005 as the record date for determining shareholders entitled to notice of and to vote at the 2005 Annual Meeting. Spartan reported in its quarterly report on Form 10-Q filed on February 4, 2005 that as of January 29, 2005, 20,515,591 shares of its common stock were issued and outstanding. As of the date of this filing, Loeb is the beneficial owner of 1,493,559 shares of common stock of Spartan.

         Information concerning Loeb, the Loeb Nominees and other persons who are participants in its solicitation of proxies is provided in this proxy statement under the headings "Election of Directors" and "Information About the Participants" and in Annex A attached hereto.

                                  * * * * * * *

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2005 Annual Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Properly voting the enclosed GOLD proxy card will revoke any proxy previously signed by you. We urge you not to return any proxy sent to you by Spartan.

                                  * * * * * * *

         The date of this proxy statement is [___], 2005. Loeb intends to mail the proxy statement and the GOLD proxy card to shareholders of Spartan on or about [___], 2005.

         THIS SOLICITATION IS BEING MADE BY LOEB, AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF SPARTAN.

         If you have any questions concerning this proxy statement or need help voting your shares, please call the firm assisting Loeb in its solicitation of proxies:

                                [______________]

                              ELECTION OF DIRECTORS

         Spartan's Board of Directors is divided into three classes of directors, with each class serving a three year term. Based on the Company's proxy statement filed in connection with its 2004 annual meeting, the Company presently has eight directors serving on the Board of Directors and three directors are to be elected at the 2005 Annual Meeting, each to hold office until the 2008 annual meeting of shareholders and thereafter until his successor is elected and qualified.

         Loeb has nominated two members to stand for election to the Board of Directors, and the incumbent Board of Directors has designated three nominees to stand for election, referred to as the Spartan Nominees.

         Accordingly, there will be five nominees (two Loeb Nominees and three Spartan Nominees) for three director positions on the Board of Directors. Shareholders who vote on the GOLD proxy card furnished by Loeb will be able to vote for the two Loeb Nominees. Shareholders who use Spartan's proxy card will not be able to vote for any of the Loeb Nominees. Accordingly, any shareholder who wishes to vote for the Loeb Nominees should vote on Loeb's GOLD proxy card.

         The three Spartan Nominees are identified in the proxy statement filed by Spartan on [_______], 2005. Any shareholder who wishes to vote for one of the Loeb Nominees and for one of the Spartan Nominees will be unable to do so on either Loeb's GOLD proxy card or Spartan's proxy card, and may only do so by voting by ballot at the 2005 Annual Meeting. Shareholders who use the GOLD proxy card may vote for or against any Loeb Nominee by putting an X in the space provided.

         The Loeb Nominees are Eugene I. Davis and Timothy J. Bernlohr. Based on their extensive business and professional experience, we believe that the Loeb Nominees are highly qualified to serve as directors of Spartan. Each Nominee has consented to serve as a director of Spartan if elected and to be named in this proxy statement and in Loeb's other soliciting materials as a Loeb Nominee.

Background

         On March 30, 2005, Loeb sent a letter to Spartan pursuant to Article V(C) of the Company's Restated Articles of Incorporation recommending that Eugene I. Davis be nominated to fill the vacancy created in the Board of Directors due to the resignation of Gregory Josefowicz (the "Letter"). On April 1, 2005, Loeb sent to Spartan a Notice of Nomination of Director Candidates (the "Notice"), pursuant to Article V(D) of the Company's Restated Articles of Incorporation, formally nominating both Eugene I. Davis and Timothy J. Bernlohr for election to the Company's Board of Directors. On April 6, 2005, Loeb received from Spartan an acknowledgment of receipt of the Notice (the "Acknowledgment"). On April 11, 2005, Spartan sent to Mr. Davis a securities questionnaire (the "Questionnaire") to be completed in connection with his potential nomination to the Board of Directors. Other than the Acknowledgment and the Questionnaire, Spartan has not responded to Loeb regarding the requests set forth in the Letter and the Notice.

Information About the Loeb Nominees

         Each Loeb Nominee has furnished the information about him that is provided in this proxy statement. Additional disclosure regarding the Loeb Nominees and the other participants in our solicitation can be found in Annex A to this proxy statement.

         Neither of the Loeb Nominees is an affiliate of Spartan. Neither of the Loeb Nominees nor any of their respective immediate family members is an employee of, or a consultant to, or has any other contractual relationship with Spartan. Neither of the Loeb Nominees is or has been a partner of or otherwise employed by any present or former auditor of Spartan in the past five years and neither of them is an officer of a company of which the other Loeb Nominee is also a board member. We believe that, when elected, each of the Loeb Nominees will be independent for purposes of the audit committee independence requirements of the Sarbanes-Oxley Act of 2002 and the existing Nasdaq listing requirements for audit committees.


 Name and Business Address  Age           Present Principal Occupation
--------------------------- ---  -----------------------------------------------
Eugene I. Davis             50   Chairman and Chief Executive Officer of
  5 Canoe Brook Drive            Piranate Consulting Group, L.L.C.
  Livingston, NJ 07039
Timothy J. Bernlohr         46   President and Chief Executive Officer of RBX
  906 Adams Street               Industries, Inc.
  Bedford, VA 24523


            Eugene I. Davis, 50, is the Chairman and Chief Executive Officer of Piranate Consulting Group, L.L.C., a privately held consulting firm specializing in crisis and turn-around management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for public and private business entities. Mr. Davis was Chairman, Chief Executive Officer and President of RBX Industries Inc. from August 2001 to December 2003, after having been appointed Chief Restructuring Officer in January 2001. From January 2000 through August 2001, Mr. Davis was Chairman and Chief Executive Officer of Murdock Communications Corp., a Nasdaq listed company. From May 1999 through June 2001, he was the Chief Executive Officer of SmarTalk Teleservices, Inc., which had filed a petition under Chapter 11 of the Federal Bankruptcy Code in March 1999. He was Chief Operating Officer of TotalTel USA Communications, Inc. from 1998 to 1999. He is the Chairman of the Board of Directors of Atlas Air Worldwide Holdings, Inc., an international air cargo, charter and service business. He is a also a director of Exide Technologies, Inc., Metals USA, Inc., Metrocall Holdings, Inc., Knology, Inc., Tipperary Corporation and iCPS, Inc. In addition, he is a member of the Board of Advisors of PPM America Special Investment Funds.

            Timothy J. Bernlohr, 46, is the President and Chief Executive Officer of RBX Industries Inc., a manufacturer and distributor of closed cell rubber and plastic foam materials. He has been with RBX since 1997 serving in various positions, including Chief Operating Officer, Executive Vice President and Senior Vice President. Mr. Bernlohr does not currently serve on the board of directors of a company.

         Each of Loeb's Nominees, if elected, will be entitled to receive compensation customarily paid by Spartan to its directors, which is described in the definitive proxy statement filed by Spartan on [______], 2005.

         We have no reason to believe that any of the Loeb Nominees will be disqualified or unwilling or unable to serve if elected. Loeb reserves the right to nominate substitute persons if Spartan makes or announces any changes to its Restated Articles of Incorporation or Restated Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Loeb Nominees. In addition, if Spartan causes any additional directors to be voted upon at the 2005 Annual Meeting, Loeb reserves the right to nominate additional persons to fill the added positions. Shares represented by Loeb's GOLD proxy cards will be voted for any such substitute or additional nominees of Loeb.

                                   * * * * * *

         LOEB URGES YOU TO VOTE "FOR" THE LOEB NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD (AND NOT TO RETURN ANY PROXY CARD SENT TO YOU BY SPARTAN).

                                VOTING PROCEDURES

         To support the Loeb Nominees at the 2005 Annual Meeting, please sign and date the enclosed GOLD proxy card and return it to [_______] in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the 2005 Annual Meeting and vote in person. Only holders of common stock of Spartan on the record date, [___________], 2005, are entitled to vote at the 2005 Annual Meeting.

How do I vote in person?

         If you own shares of common stock of Spartan on the record date, [________], 2005, you may attend the 2005 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?"

How do I vote by proxy?

         To vote by proxy, you should complete, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-paid envelope.

         To be able to vote your shares in accordance with your instructions at the 2005 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the shares being voted at the meeting.

What if I am not the record holder of my shares?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return in the envelope provided in order to have your shares voted. If you need assistance, please contact our solicitor, [______], by telephone at [______]. Banks and brokers may call [______] collect at [_____].

         If you do not have record ownership of your shares and want to vote in person at the 2005 Annual Meeting, you may obtain a document called a "legal proxy" from the record holder of your shares and bring it to the 2005 Annual Meeting in order to vote in person. If you need assistance, please contact our solicitor, [______], by telephone at [______]. Banks and brokers may call [______] collect at [_______].

What should I do if I receive a proxy card solicited by the incumbent Board of Directors of Spartan?

         If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by Spartan's incumbent Board of Directors or follow any voting instructions provided by Spartan unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already sent a proxy card to Spartan, you may revoke it and provide your support to the Loeb Nominees by signing, dating and returning the enclosed GOLD proxy card.

What if I want to revoke my proxy?

         If you give a proxy, you may revoke it at any time before it is voted on your behalf by:

     o    submitting a duly executed new proxy bearing a later date; or

     o giving written notice of revocation to either [______] at [__________] or to Spartan Stores' Corporate Secretary, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700; or

     o    attending and voting in person at the 2005 Annual Meeting.

         If you choose to revoke a proxy by giving written notice or by submitting a later-dated proxy to the Corporate Secretary of Spartan, we would appreciate if you would assist us in representing the interests of shareholders on an informed basis by sending us a copy of your revocation or proxy or by calling [______] at [_______]. Banks and brokers may call [______] collect at [_______]. Remember, your latest-dated proxy is the only one that counts.

If I plan to attend the 2005 Annual Meeting, should I still submit a proxy?

         Whether or not you plan to attend the 2005 Annual Meeting, we urge you to submit a proxy. Returning the enclosed proxy card will not affect your right to attend the 2005 Annual Meeting and vote.

Who can vote?

         You are eligible to vote or to execute a proxy only if you own shares of common stock of Spartan on the record date for the 2005 Annual Meeting, [________], 2005. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2005 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares.

How many votes do I have?

         With respect to each matter to be considered at the 2005 Annual Meeting, each shareholder will have one vote for each share of common stock of Spartan held by it on the record date. Based on documents publicly filed by Spartan, Spartan has no outstanding voting securities other than its shares of common stock.

How will my shares be voted?

         If you give an executed proxy on the accompanying GOLD proxy card, your shares will be voted as you direct. If you submit an executed proxy to us without instructions, our representatives will vote your shares "FOR" the two Loeb Nominees (as discussed in the "Election of Directors" section of this proxy statement) and will "ABSTAIN" with respect to other matters to be voted on by shareholders at the Annual Meeting, if any. Submitting a GOLD proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting.

         Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

What is a quorum and why is it necessary?

         Conducting business at the 2005 Annual Meeting requires a quorum. Shareholders representing a majority of the outstanding shares entitled to vote at the 2005 Annual Meeting represented in person or by proxy shall constitute a quorum.

What vote is required to approve each proposal and how will votes be counted?

         According to the Company's Bylaws, if a quorum is present, directors will be elected by the votes of a plurality of the shares present in person or by proxy and entitled to vote on the election of directors. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee. All other matters, if any, shall be approved by the vote of a majority of the votes cast. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a majority of shares voted in favor of each such matter.

         Required information concerning the necessary vote to approve any other matters being voted upon at the 2005 Annual Meeting is set forth in the definitive proxy statement filed by Spartan and, in accordance with Rule 14a-5(c) under the Exchange Act, reference is made to such proxy statement for such information.

How can I receive more information?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call [______] at [_______]. Banks and brokers may call [______] collect at [_______].


                         PROXY SOLICITATION AND EXPENSES

         The solicitation to which this proxy statement relates is being made by the Loeb Entities and the Loeb Nominees (the "Participants"). The Participants may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, Internet (World Wide Web) publication, television, radio and newspapers. No person identified above has or will receive compensation for soliciting proxies.

         The Participants will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. Loeb will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

         Loeb has retained [______], to solicit proxies on its behalf in connection with the 2005 Annual Meeting. [______] may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately [__] people in its efforts. Loeb has agreed to reimburse [______] for its reasonable expenses (subject to certain limitations), to indemnify it against certain losses, costs and expenses, and to pay it fees of $[______].

         The entire expense of this proxy solicitation is being borne by Loeb. Loeb may, particularly if the Loeb Nominees are elected to Spartan's Board of Directors, seek reimbursement of its expenses from Spartan. Loeb does not intend to seek shareholder approval of any such reimbursement.

         In addition to the costs related to the engagement of [______], costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $[_____]. To date, Loeb has incurred approximately $[______] in furtherance of its proxy solicitation.


                       INFORMATION ABOUT THE PARTICIPANTS

         The Loeb Entities and the Loeb Nominees are participants in Loeb's solicitation of proxies for the 2005 Annual Meeting within the meaning of the federal securities laws. Information related to the Participants, including their beneficial ownership of Spartan's shares of common stock, is set forth on Annex A to this proxy statement and is incorporated into this proxy statement by reference. Except as set forth on Annex A, none of the Participants is party to any commercial dealing with Spartan or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each Participant was provided by that Participant.


                            INFORMATION ABOUT SPARTAN

         Based upon documents publicly filed by Spartan, the mailing address of the principal executive offices of Spartan is 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700.

         Annex B sets forth information obtained from Spartan's public filings related to the beneficial ownership of shares of common stock of Spartan and is incorporated in this proxy statement by reference.

         Except as otherwise noted herein, the information in this proxy statement concerning Spartan has been taken from or is based upon documents and records on file with the Securities and Exchange Commission (the "SEC") and other publicly available information. Although Loeb does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of Loeb, or for any failure by Spartan to disclose events that may affect the significance or accuracy of such information.


                         OTHER MATTERS TO BE VOTED UPON

         Submitting a GOLD proxy card will entitle the named proxies to vote your shares in accordance with their sole discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting.


                          FUTURE SHAREHOLDER PROPOSALS

         Based on information set forth in Spartan's definitive proxy statement filed with the SEC on [______], 2005, any proposal that a shareholder intends to present at the next annual meeting of shareholders of Spartan must be received by the Company on or before [______], 2006. As set forth in such proxy statement, a shareholder must submit such a proposal to the Company for inclusion in the proxy statement for the next annual shareholders' meeting on or before [_____], 2006. Loeb notes that Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") states that the deadline for submitting a shareholder proposal for inclusion in the company's proxy statement shall be no less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. Further, Loeb notes that for a proxy to confer discretionary authority to vote, Rule 14a-4 of the Exchange Act requires that the company have notice of the proposal at least 45 days before the date on which the company first mailed its proxy materials for the prior year's annual meeting. Such rules also provide that if the date of the company's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, the deadlines are a reasonable time before the company mails its proxy materials. Accordingly, to the extent the date of the next annual meeting for Spartan is more than 30 days from the date of the 2005 Annual Meeting and depending on the date Spartan mailed its proxy materials for the 2005 Annual Meeting, the dates set forth above may be changed.

                                   * * * * * *

         Loeb urges you to vote "FOR" the Loeb Nominees by signing, dating and returning the enclosed GOLD proxy card (and not to return any proxy card sent to you by Spartan).

         Questions or requests for additional copies of this proxy statement or if you need assistance in voting for the Loeb Nominees, please contact our proxy solicitator:

                                [______________]

                                                                         ANNEX A

                      INFORMATION CONCERNING LOEB AND OTHER
                   PARTICIPANTS IN ITS SOLICITATION OF PROXIES

         The following persons are, or may be deemed, participants (the "Participants" and, each, a "Participant") in the solicitation of proxies in support of electing the Loeb Nominees to the Board of Directors of Spartan: (i) the Loeb Entities and (ii) the Loeb Nominees. The Loeb Entities consist of Loeb Partners Corporation, Loeb Arbitrage Fund, Loeb Offshore Fund Ltd., Loeb Marathon Fund LP, Loeb Marathon Offshore Fund Ltd. and Loeb Arbitrage Management, Inc. The Loeb Nominees are Eugene I. Davis and Timothy J. Bernlohr.


Security Ownership

         The Participants and their associates may be deemed to have beneficial ownership of shares of common stock of Spartan as set forth below.


                                         Amount of Beneficial
                                           Ownership Through         Percent
                       Name              Options and Otherwise      Of Class
------------------------------------- --------------------------- --------------
Loeb Partners Corporation                         88,394(1)(7)         *
------------------------------------- --------------------------- --------------
Loeb Arbitrage Fund                            1,082,764(2)          5.28
------------------------------------- --------------------------- --------------
Loeb Offshore Fund Ltd.                          101,042(3)            *
------------------------------------- --------------------------- --------------
Loeb Marathon Fund LP                            161,462(4)            *
------------------------------------- --------------------------- --------------
Loeb Marathon Offshore Fund, Ltd.                 59,897(5)            *
------------------------------------- --------------------------- --------------
Loeb Arbitrage Management, Inc.                1,244,226(6)(7)       6.06
------------------------------------- --------------------------- --------------
Eugene I. Davis                                        0               0
------------------------------------- --------------------------- --------------
Timothy J. Bernlohr                                    0               0
------------------------------------- --------------------------- --------------


     *less than 1%

     (1) Loeb Partners Corporation ("LPC") is a Delaware corporation. It is a registered broker/dealer and a registered investment adviser. Thomas
          L. Kempner is its President and Chief Executive Officer and also a director. Norman N. Mintz is a Vice President and also a director. Gideon J. King is Executive Vice President.

     (2) Loeb Arbitrage Fund ("LAF") is a New York limited partnership. It is a registered broker/dealer. Its general partner is Loeb Arbitrage Management, Inc., ("LAM"), a Delaware corporation, with the same address. Its President is Gideon J. King. The other officers of LAM are Thomas L. Kempner, Chairman of the Board, President, Peter A. Tcherepnine, Vice President, and Edward J. Campbell, Vice President.

     (3) Loeb Offshore Fund, Ltd., ("LOF") is a Cayman Islands exempted company. Loeb Offshore Management, LLC ("LOM") is a Delaware limited liability company. It is the registered investment adviser of LOF. Gideon J. King and Thomas L. Kempner are Directors of LOF and Managers of LOM.

     (4) Loeb Marathon Fund ("LMF") is a Delaware limited partnership whose general partner is LAM.


                                   Annex A-1

     (5) Loeb Marathon Offshore Fund Ltd. ("LMOF") is a Cayman Islands exempted company. LOM is the investment adviser of LMOF.

     (6) LAM is the general partner of both LAF and LMF, and as such may be deemed the beneficial owner of the shares held for the account of each of LAF and LMF.

     (7) Loeb Holding Corporation ("LHC"), a Maryland corporation, is the sole stockholder of LAM and LPC. Thomas L. Kempner is its President and a director as well as its Chief Executive Officer and majority stockholder. Norman N. Mintz and Peter A. Tcherepnine are also directors.


         No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Spartan other than shares of common stock described above. No Participant beneficially owns any securities of any parent or subsidiary of Spartan. No Participant has record but not beneficial ownership with respect to any securities of Spartan.

Transactions in Spartan's Securities

         Other than the transactions described below, no Participant has purchased or sold any securities of Spartan in the past two years.



                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

Loeb Partners Corporation
-------------------------
December 28, 2004                Purchase                            159
December 29, 2004                Purchase                            735
December 30, 2004                Purchase                            798
December 31, 2004                Purchase                           1,020
December 31, 2004                Purchase                            798
December 31, 2004                  Sale                              798
January 3, 2005                  Purchase                           1,470
January 4, 2005                  Purchase                            350
January 13, 2005                 Purchase                           1,682
January 14, 2005                 Purchase                           1,198
January 14, 2005                 Purchase                            109
January 18, 2005                 Purchase                           2,705
January 19, 2005                 Purchase                           2,705
January 19, 2005                   Sale                             2,705
January 20, 2005                 Purchase                           3,375
January 21, 2005                 Purchase                           1,682
January 24, 2005                 Purchase                           1,688
January 26, 2005                 Purchase                            443
January 27, 2005                 Purchase                           3,209
January 28, 2005                 Purchase                           4,407
January 31, 2005                 Purchase                           3,186
February 1, 2005                 Purchase                           3,677
February 2, 2005                 Purchase                           4,814
February 3, 2005                 Purchase                           2,581
February 4, 2005                 Purchase                           6,710


                                   Annex A-2

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

February 7, 2005                 Purchase                           2,575
February 9, 2005                 Purchase                           3,378
February 10, 2005                Purchase                           1,204
February 11, 2005                Purchase                           1,051
February 15, 2005                Purchase                            167
February 16, 2005                Purchase                            288
February 16, 2005                Purchase                            122
February 17, 2005                Purchase                            206
February 17, 2005                  Sale                              122
February 18, 2005                Purchase                           1,181
February 18, 2005                Purchase                            590
February 22, 2005                Purchase                            308
February 23, 2005                Purchase                            171
February 24, 2005                Purchase                            806
February 25, 2005                Purchase                           2,522
February 28, 2005                Purchase                            524
March 1, 2005                    Purchase                            388
March 1, 2005                      Sale                             1,240
March 2, 2005                    Purchase                             5
March 7, 2005                    Purchase                           4,490
March 7, 2005                    Purchase                            23
March 8, 2005                    Purchase                            55
March 8, 2005                    Purchase                            12
March 10, 2005                   Purchase                            800
March 11, 2005                   Purchase                           7,638
March 11, 2005                   Purchase                            308
March 14, 2005                   Purchase                            13
March 16, 2005                   Purchase                            801
March 17, 2005                   Purchase                          10,758
March 18, 2005                   Purchase                            643
March 21, 2005                   Purchase                           1,126
March 22, 2005                   Purchase                            727
March 28, 2005                   Purchase                            149
March 29, 2005                   Purchase                            177
March 30, 2005                   Purchase                            159
April 1, 2005                    Purchase                            167
April 4, 2005                    Purchase                            51
April 5, 2005                    Purchase                            175
April 6, 2005                      Sale                              175
April 6, 2005                    Purchase                            175
April 12, 2005                   Purchase                            20
April 12, 2005                     Sale                              20
                                                                   ------
                                                                   88,394

Loeb Arbitrage Fund
-------------------
December 28, 2004                Purchase                           1,950
December 29, 2004                Purchase                           8,978
December 30, 2004                Purchase                           9,747
December 31, 2004                Purchase                          12,466
December 31, 2004                Purchase                           9,747
December 31, 2004                  Sale                             9,747
January 3, 2005                  Purchase                          17,955


                                   Annex A-3

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

January 4, 2005                  Purchase                           4,275
January 13, 2005                 Purchase                          20,550
January 14, 2005                 Purchase                          17,678
January 14, 2005                 Purchase                           1,319
January 18, 2005                 Purchase                          34,086
January 19, 2005                 Purchase                          34,086
January 19, 2005                   Sale                            34,086
January 20, 2005                 Purchase                          42,625
January 21, 2005                 Purchase                          21,387
January 24, 2005                 Purchase                          21,312
January 26, 2005                 Purchase                           5,590
January 27, 2005                 Purchase                          40,543
January 28, 2005                 Purchase                          55,669
January 31, 2005                 Purchase                          40,238
February 1, 2005                 Purchase                          46,443
February 2, 2005                 Purchase                          80,039
February 3, 2005                 Purchase                          33,943
February 4, 2005                 Purchase                          49,889
February 7, 2005                 Purchase                          62,217
February 8, 2005                 Purchase                          14,217
February 9, 2005                 Purchase                          47,140
February 10, 2005                Purchase                          16,596
February 11, 2005                Purchase                          14,659
February 11, 2005                Purchase                            200
February 14, 2005                Purchase                          27,147
February 14, 2005                Purchase                            409
February 15, 2005                Purchase                           2,344
February 16, 2005                Purchase                           4,027
February 17, 2005                Purchase                           2,875
February 18, 2005                Purchase                          16,477
February 18, 2005                Purchase                           8,239
February 22, 2005                Purchase                           4,290
February 23, 2005                Purchase                           2,372
February 24, 2005                Purchase                          11,253
February 25, 2005                Purchase                          35,186
February 28, 2005                Purchase                           7,299
March 1, 2005                    Purchase                           5,406
March 1, 2005                      Sale                              811
March 2, 2005                    Purchase                           4,596
March 2, 2005                    Purchase                            79
March 2, 2005                      Sale                             5,406
March 7, 2005                    Purchase                          62,688
March 7, 2005                    Purchase                            327
March 8, 2005                    Purchase                            773
March 10, 2005                   Purchase                          11,170
March 11, 2005                   Purchase                          98,027
March 11, 2005                   Purchase                           4,291
March 14, 2005                   Purchase                            171
March 16, 2005                   Purchase                           1,169
March 17, 2005                   Purchase                           3,343
March 18, 2005                   Purchase                           7,887


                                   Annex A-4

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

March 21, 2005                   Purchase                          13,797
March 22, 2005                   Purchase                          8,915
March 28, 2005                   Purchase                           3,122
March 29, 2005                   Purchase                            100
March 29, 2005                   Purchase                           3,837
March 30, 2005                   Purchase                           3,458
April 1, 2005                    Purchase                           3,956
April 4, 2005                    Purchase                           4,440
April 5, 2005                    Purchase                           4,300
April 6, 2005                      Sale                             4,300
April 6, 2005                    Purchase                           3,800
April 12, 2005                   Purchase                            426
April 12, 2005                     Sale                              426
                                                                  ---------
                                                                  1,082,764

Loeb Offshore Fund
------------------
December 28, 2004                Purchase                            171
December 29, 2004                Purchase                            787
December 30, 2004                Purchase                            855
December 31, 2004                Purchase                           1,094
December 31, 2004                Purchase                            855
December 31, 2004                  Sale                              855
January 3, 2005                  Purchase                           1,575
January 4, 2005                  Purchase                            375
January 13, 2005                 Purchase                           1,802
January 14, 2005                 Purchase                           2,124
January 14, 2005                 Purchase                            115
January 18, 2005                 Purchase                           3,209
January 19, 2005                 Purchase                           3,209
January 19, 2005                   Sale                             3,209
January 20, 2005                 Purchase                           4,000
January 21, 2005                 Purchase                           2,006
January 24, 2005                 Purchase                           2,000
January 26, 2005                 Purchase                            525
January 27, 2005                 Purchase                           3,805
January 28, 2005                 Purchase                           5,224
January 31, 2005                 Purchase                           3,776
February 1, 2005                 Purchase                           4,358
February 2, 2005                 Purchase                           7,378
February 3, 2005                 Purchase                           3,176
February 4, 2005                 Purchase                           1,750
February 7, 2005                 Purchase                           8,806
February 8, 2005                 Purchase                           1,482
February 9, 2005                 Purchase                           4,411
February 10, 2005                Purchase                           1,571
February 11, 2005                Purchase                           1,372
February 14, 2005                Purchase                           2,370
February 14, 2005                Purchase                            36
February 15, 2005                Purchase                            219
February 16, 2005                Purchase                            377
February 17, 2005                Purchase                            269
February 18, 2005                Purchase                            771


                                   Annex A-5

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

February 18, 2005                Purchase                           1,542
February 22, 2005                Purchase                            402
February 23, 2005                Purchase                            222
February 24, 2005                Purchase                           1053
February 25, 2005                Purchase                           3292
February 28, 2005                Purchase                            683
March 1, 2005                    Purchase                            506
March 1, 2005                      Sale                              179
March 2, 2005                    Purchase                             7
March 7, 2005                    Purchase                           5,864
March 7, 2005                    Purchase                            31
March 8, 2005                    Purchase                            72
March 10, 2005                   Purchase                           1,050
March 11, 2005                   Purchase                           9,149
March 11, 2005                   Purchase                            401
March 14, 2005                   Purchase                            16
March 16, 2005                   Purchase                           1,045
March 18, 2005                   Purchase                            720
March 21, 2005                   Purchase                           1,259
March 22, 2005                   Purchase                            813
March 28, 2005                   Purchase                            294
March 29, 2005                   Purchase                            350
March 30, 2005                   Purchase                            315
April 5, 2005                    Purchase                            346
April 6, 2005                      Sale                              346
April 6, 2005                    Purchase                            346
April 12, 2005                     Sale                              39
April 12, 2005                   Purchase                            39
                                                                   -------
                                                                   101,042

Loeb Marathon Fund
------------------
December 28, 2004                Purchase                            890
December 29, 2004                Purchase                           4,099
December 30, 2004                Purchase                           4,988
December 31, 2004                Purchase                           4,988
December 31, 2004                Purchase                           5,771
December 31, 2004                  Sale                             4,988
January 3, 2005                  Purchase                           8,312
January 4, 2005                  Purchase                           2,969
January 5, 2005                  Purchase                           5,129
January 6, 2005                  Purchase                            934
January 10, 2005                 Purchase                           4,398
January 11, 2005                 Purchase                           1,759
January 11, 2005                 Purchase                          10,628
January 12, 2005                 Purchase                           1,349
January 12, 2005                 Purchase                          10,528
January 12, 2005                   Sale                            10,628
January 13, 2005                 Purchase                            222
January 14, 2005                 Purchase                            900
January 14, 2005                   Sale                            10,528
January 14, 2005                 Purchase                           8,985


                                   Annex A-6

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

January 18, 2005                 Purchase                           6,425
January 19, 2005                 Purchase                           6,425
January 19, 2005                   Sale                             6,425
January 20, 2005                 Purchase                           6,428
January 21, 2005                 Purchase                           4,821
January 24, 2005                 Purchase                           6,046
January 25, 2005                 Purchase                            844
January 26, 2005                 Purchase                           4,215
January 27, 2005                 Purchase                          22,458
February 1, 2005                 Purchase                            779
February 1, 2005                   Sale                             1,739
February 2, 2005                 Purchase                           1,325
February 4, 2005                 Purchase                            836
February 7, 2005                 Purchase                           1,045
February 8, 2005                 Purchase                            226
February 9, 2005                 Purchase                            787
February 10, 2005                Purchase                           5,002
February 11, 2005                Purchase                           4,432
February 14, 2005                Purchase                           4,241
February 14, 2005                Purchase                            64
February 15, 2005                Purchase                            821
February 16, 2005                Purchase                            286
February 17, 2005                Purchase                            462
February 18, 2005                Purchase                            281
February 18, 2005                Purchase                            561
February 24, 2005                Purchase                           1,255
February 25, 2005                Purchase                          15,135
February 28, 2005                Purchase                            106
February 28, 2005                Purchase                            387
February 28, 2005                Purchase                            38
March 1, 2005                    Purchase                            300
March 2, 2005                    Purchase                            810
March 7, 2005                    Purchase                           3,674
March 7, 2005                    Purchase                            51
March 8, 2005                    Purchase                            74
March 10, 2005                   Purchase                            734
March 10, 2005                   Purchase                            58
March 11, 2005                   Purchase                           1,470
March 16, 2005                   Purchase                            734
March 17, 2005                   Purchase                            717
March 18, 2005                   Purchase                            514
March 21, 2005                   Purchase                            895
March 22, 2005                   Purchase                           578
March 28, 2005                   Purchase                            308
March 29, 2005                   Purchase                            368
March 30, 2005                   Purchase                            735
March 30, 2005                   Purchase                           3,800
March 30, 2005                     Sale                             3,800
March 30, 2005                   Purchase                            265
March 31, 2005                   Purchase                            220
March 31, 2005                   Purchase                            353


                                   Annex A-7

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

March 31, 2005                   Purchase                            147
April 1, 2005                    Purchase                           9,672
April 4, 2005                    Purchase                            146
April 5, 2005                    Purchase                            367
April 6, 2005                    Purchase                            367
April 6, 2005                      Sale                              367
                                                                   -------
                                                                   161,462

Loeb Marathon Offshore Fund
---------------------------
December 28, 2004                Purchase                            630
December 29, 2004                Purchase                           2,901
December 30, 2004                Purchase                           2,612
December 31, 2004                Purchase                           3,949
December 31, 2004                Purchase                           2,612
December 31, 2004                  Sale                             2,612
January 3, 2005                  Purchase                           5,688
January 4, 2005                  Purchase                           2,031
January 5, 2005                  Purchase                           4,871
January 6, 2005                  Purchase                           3,937
January 6, 2005                    Sale                             4,871
January 10, 2005                 Purchase                           3,102
January 11, 2005                 Purchase                           1,241
January 13, 2005                 Purchase                           1,581
January 14, 2005                 Purchase                            500
January 18, 2005                 Purchase                           3,575
January 19, 2005                 Purchase                           3,575
January 19, 2005                   Sale                             3,575
January 20, 2005                 Purchase                           3,572
January 21, 2005                 Purchase                           2,679
January 24, 2005                 Purchase                           3,360
January 25, 2005                   Sale                              844
January 26, 2005                 Purchase                           2,342
January 31, 2005                   Sale                             1,984
February 1, 2005                 Purchase                            332
February 1, 2005                 Purchase                           1,739
February 2, 2005                 Purchase                            557
February 4, 2005                 Purchase                            356
February 7, 2005                 Purchase                            457
February 8, 2005                 Purchase                            95
February 9, 2005                 Purchase                            334
February 10, 2005                Purchase                           2,128
February 11, 2005                Purchase                           1,886
February 14, 2005                Purchase                           1,804
February 14, 2005                Purchase                            26
February 15, 2005                Purchase                            349
February 17, 2005                Purchase                            188
February 17, 2005                Purchase                            122
February 18, 2005                Purchase                            119
February 18, 2005                Purchase                            239
February 23, 2005                Purchase                          15,135


                                   Annex A-8

                             Transactions in Spartan
                         Shares of Common Stock by Loeb
                         ------------------------------

                                                          Number of Shares of
  Date of Transaction        Nature of Transaction       Common Stock of Spartan
  -------------------        ---------------------       -----------------------

February 24, 2005                Purchase                            533
February 25, 2005                Purchase                            387
February 25, 2005                  Sale                            15,135
February 25, 2005                  Sale                              533
February 28, 2005                Purchase                            38
February 28, 2005                  Sale                              387
February 28, 2005                  Sale                              38
February 28, 2005                  Sale                              122
March 1, 2005                      Sale                              70
March 7, 2005                    Purchase                           1,326
March 7, 2005                    Purchase                            19
March 8, 2005                    Purchase                            26
March 10, 2005                   Purchase                           1,268
March 10, 2005                   Purchase                            266
March 10, 2005                     Sale                             1,326
March 11, 2005                   Purchase                            530
March 16, 2005                   Purchase                            266
March 17, 2005                   Purchase                            283
March 18, 2005                   Purchase                            186
March 21, 2005                   Purchase                            323
March 22, 2005                   Purchase                            208
March 28, 2005                   Purchase                            112
March 29, 2005                   Purchase                            132
March 30, 2005                   Purchase                            265
March 30, 2005                   Purchase                           3,800
March 30, 2005                     Sale                              265
March 31, 2005                   Purchase                            147
March 31, 2005                   Purchase                            80
March 31, 2005                     Sale                              147
April 1, 2005                    Purchase                            500
April 4, 2005                    Purchase                            354
April 5, 2005                    Purchase                            133
April 6, 2005                    Purchase                            133
April 6, 2005                      Sale                              133
                                                                   ------
                                                                   59,897


                             Transactions in Spartan
                    Shares of Common Stock by Eugene I. Davis
                    -----------------------------------------

NONE

                             Transactions in Spartan
                  Shares of Common Stock by Timothy J. Bernlohr
                  ---------------------------------------------

NONE



                                   Annex A-9

Arrangements, Interests and Transactions

         No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Spartan, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         No Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a Loeb Nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Spartan or its affiliates or with respect to any future transactions to which Spartan or any of its affiliates will or may be a party.

         Loeb has an interest in the solicitation of proxies in support of the Loeb Nominees from either direct or indirect beneficial ownership of the shares of common stocks of Spartan. Participants who are Loeb Nominees are expected to receive customary compensation from Spartan in exchange for their services as directors, if elected.

         There has been no transaction or series of similar transactions since the beginning of Spartan's last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Spartan or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of any Participant had, or will have, a direct or indirect material interest.

Additional Information About the Loeb Nominees

         No Loeb Nominee presently holds any positions with Spartan. Other than the agreements described in Loeb's proxy statement under the heading "Election of Directors," there is no arrangement or understanding between any Loeb Nominee and any other person pursuant to which the Loeb Nominee was selected as a nominee.

         There is no family relationship (within the meaning of the federal securities laws) between any Loeb Nominee and (i) any other Loeb Nominee or (ii) any director of Spartan, executive officer of Spartan or person nominated by Spartan to become a director or executive officer.

         There is, and has been, no legal or other proceeding involving any Loeb Nominee that is required to be disclosed under the federal proxy rules.

         No Loeb Nominee (i) has any business relationship with Spartan that is required to be disclosed by the federal proxy rules; (ii) has had any such relationship since the beginning of Spartan's most recently completed fiscal year; or (iii) has, since the beginning of Spartan's last completed fiscal year, been indebted to Spartan or any of its subsidiaries in an amount that exceeds $60,000.

         No Loeb Nominee and no associate of any Loeb Nominee has received any compensation from Spartan as a director or executive officer of Spartan. Had the Loeb Nominees been directors of Spartan and members of the compensation committee of Spartan's Board of Directors during Spartan's last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

         No Loeb Nominee has failed to file reports related to Spartan that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.


                                   Annex A-10

                                                                         ANNEX B

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

           [TO BE INSERTED FROM SPARTAN'S PROXY STATEMENT, WHEN FILED]


                         BOARD AND MANAGEMENT OWNERSHIP

           [TO BE INSERTED FROM SPARTAN'S PROXY STATEMENT, WHEN FILED]



                                   Annex B-1

P
R
O
X
Y

GOLD PROXY CARD                                                         APPENDIX

                              SPARTAN STORES, INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
         [_________], 2005 AT [__:__ [a.m.][p.m.]] ([___________] TIME)

                THIS PROXY IS SOLICITED BY THE LOEB ENTITIES AND
              NOT BY THE BOARD OF DIRECTORS OF SPARTAN STORES, INC.

         The undersigned shareholder of SPARTAN STORES, INC. hereby appoints _____________ and _______________, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of SPARTAN STORES, INC. to be held on [_________], 2005, and at any adjournment, postponement or rescheduling thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         This proxy, when properly executed, will cause your shares to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares will be voted "FOR" the nominees identified on the reverse side.

         (Continued and to be signed on the reverse side)       See reverse side



                                   Appendix-1

       THE LOEB ENTITIES RECOMMEND A VOTE "FOR" THE NOMINEES LISTED BELOW.


1.   Election of Directors.

     NOMINEES: Eugene I. Davis and Timothy J. Bernlohr

--------------------------------      -------------------------------------
EUGENE I. DAVIS                       TIMOTHY J. BERNLOHR
---------------                       -------------------

 [ ] FOR                               [ ] FOR


 [ ] AGAINST                           [ ] AGAINST


 [ ] WITHHOLD AUTHORITY                [ ] WITHHOLD AUTHORITY
     to vote for such nominee              to vote for such nominee
--------------------------------      -------------------------------------


2.   Other Matters.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR RESCHEDULING THEREOF AND IS UNKNOWN TO THE LOEB ENTITIES AND ITS REPRESENTATIVES A REASONABLE TIME BEFORE THE COMMENCEMENT OF THE LOEB ENTITIES' SOLICITATION OF PROXIES.


                                      Date ______________________________ , 2005



                                      ------------------------------------------
                                      Signature (Please sign exactly as your
                                      name appears to the left)



                                      ------------------------------------------
                                      Additional Signature (if held jointly)


                                      ------------------------------------------
                                      Title

     Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the 2005 Annual Meeting of Shareholders of SPARTAN STORES, INC., and any adjournment, postponement or rescheduling thereof.


                                   Appendix-2